DELAWARE POOLED TRUST

Supplement to the Trust's Prospectus and Statement of Additional Information dated November 30, 2003

The following information replaces the first two paragraphs under the section of the Prospectus entitled "How to Purchase Shares":

Shares of each Portfolio described in this Prospectus are offered directly to institutions and high net-worth individual investors at net asset value with no sales commissions or 12b-1 charges. Shares of The International Equity Portfolio offered through this Prospectus are generally not available to defined contribution plans. Notwithstanding the foregoing sentence, defined contribution plans will be permitted to invest in The International Equity Portfolio if (i) the Portfolio will be used as a component of a generic investment option structured by a plan fiduciary and consisting of multiple components, (ii) allocation of assets among the components of the generic investment option is and will continue to be determined by a plan fiduciary, and (iii) the decision to invest plan assets in or withdraw plan assets from the Portfolio, in particular, is and will continue to be made solely by a plan fiduciary, without direction from or consultation with any plan participant. In addition, other types of defined contribution plans will be permitted to invest in The International Equity Portfolio if the decision to invest plan assets in or withdraw plan assets from the Portfolio, in particular, is and will continue to be made solely by a plan fiduciary, such as the plan's board, without direction from or consultation with any plan participant. If a defined contribution plan does not meet the exceptions listed above, such plans may be eligible to purchase shares of the "P" Class of The International Equity Portfolio, which are offered through a separate prospectus.

Minimum Investments. The minimum initial investment is $1,000,000 (except as described in the following sentence). For a defined contribution plan that is permitted to invest in The International Equity Portfolio as described above, the plan must either (i) make a minimum initial investment of $1,000,000 or (ii) have total plan assets of $75 million or more at the time of initial investment. There are no minimums for subsequent contributions in a Portfolio where the minimum initial investment has been satisfied by one of the methods described above.

The information described above in "Minimum Investments" also replaces the relevant minimum initial investment information in the section entitled "Purchasing Shares (The Real Estate Investment Trust Portfolio Class of The Real Estate Investment Trust Portfolio, Original Class of The International Equity Portfolio and all other Portfolios)" on page 44 of the Trust's Statement of Additional Information.

This Supplement is dated December 30, 2003.